UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2004

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated January 1, 2004 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-105322-02                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2004-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2004, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On June 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2004 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2004-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  July 2, 2004           By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders June 25, 2004



                                  Exhibit 99.1
                 Statement to Certificateholders June 25, 2004



                      Centex Home Equity Loan Trust 2004-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 June 25, 2004
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                 REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        85,250,000.00     10,725,825.13    6,880,691.16        16,410.51     6,897,101.67     0.00      0.00     3,845,133.97
AF_2        15,500,000.00     15,500,000.00            0.00        27,822.50        27,822.50     0.00      0.00    15,500,000.00
AF_3        47,400,000.00     47,400,000.00            0.00       106,966.00       106,966.00     0.00      0.00    47,400,000.00
AF_4        63,000,000.00     63,000,000.00            0.00       196,875.00       196,875.00     0.00      0.00    63,000,000.00
AF_5         6,110,000.00      6,110,000.00            0.00        21,593.76        21,593.76     0.00      0.00     6,110,000.00
AF_6        24,200,000.00     24,200,000.00            0.00        73,689.00        73,689.00     0.00      0.00    24,200,000.00
AV_1       129,053,000.00     58,586,836.61    5,450,601.95        69,620.69     5,520,222.64     0.00      0.00    53,136,234.66
AV_2       128,987,000.00     53,739,722.76    5,445,688.98        64,323.46     5,510,012.44     0.00      0.00    48,294,033.78
M_1         42,000,000.00     42,000,000.00            0.00        63,291.67        63,291.67     0.00      0.00    42,000,000.00
M_2         31,500,000.00     31,500,000.00            0.00        76,763.75        76,763.75     0.00      0.00    31,500,000.00
M_3         19,500,000.00     19,500,000.00            0.00        62,968.75        62,968.75     0.00      0.00    19,500,000.00
B            7,500,000.00      7,500,000.00            0.00        29,708.33        29,708.33     0.00      0.00     7,500,000.00
R_1                  0.00              0.00            0.00             0.00             0.00     0.00      0.00             0.00
TOTALS     600,000,000.00    379,762,384.50   17,776,982.09       810,033.42    18,587,015.51     0.00      0.00   361,985,402.41

AIO_I       82,656,000.00     48,000,000.00            0.00       200,000.00       200,000.00     0.00      0.00    48,000,000.00
AIO_II      53,190,000.00     27,150,000.00            0.00        90,500.00        90,500.00     0.00      0.00    26,156,250.00
AIO_III     53,190,000.00     27,150,000.00            0.00        90,500.00        90,500.00     0.00      0.00    26,156,250.00
X_IO             1,927.13    394,762,432.67            0.00     1,380,939.75     1,380,939.75     0.00      0.00   376,985,450.58
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     153214GH7        125.81613056    80.71191977     0.19249865    80.90441842      45.10421079        AF_1         1.836000 %
AF_2     153214GJ3      1,000.00000000     0.00000000     1.79500000     1.79500000   1,000.00000000        AF_2         2.154000 %
AF_3     152314GK0      1,000.00000000     0.00000000     2.25666667     2.25666667   1,000.00000000        AF_3         2.708000 %
AF_4     152314GL8      1,000.00000000     0.00000000     3.12500000     3.12500000   1,000.00000000        AF_4         3.750000 %
AF_5     152314GM6      1,000.00000000     0.00000000     3.53416694     3.53416694   1,000.00000000        AF_5         4.241000 %
AF_6     152314GN4      1,000.00000000     0.00000000     3.04500000     3.04500000   1,000.00000000        AF_6         3.654000 %
AV_1     152314GP9        453.97500725    42.23537578     0.53947363    42.77484940     411.73963147        AV_1         1.380000 %
AV_2     152314GQ7        416.62898401    42.21889787     0.49868173    42.71757960     374.41008613        AV_2         1.390000 %
M_1      152314GR5      1,000.00000000     0.00000000     1.50694452     1.50694452   1,000.00000000        M_1          1.750000 %
M_2      152314GS3      1,000.00000000     0.00000000     2.43694444     2.43694444   1,000.00000000        M_2          2.830000 %
M_3      152314GT1      1,000.00000000     0.00000000     3.22916667     3.22916667   1,000.00000000        M_3          3.750000 %
B        152314GU8      1,000.00000000     0.00000000     3.96111067     3.96111067   1,000.00000000        B            4.600000 %
TOTALS                    632.93730750    29.62830348     1.35005570    30.97835918     603.30900402

AIO_I    N/A              580.72009292     0.00000000     2.41966705     2.41966705     580.72009292        AIO_I        5.000000 %
AIO_II   N/A              510.43429216     0.00000000     1.70144764     1.70144764     491.75126904        AIO_II       4.000000 %
AIO_III  N/A              510.43429216     0.00000000     1.70144764     1.70144764     491.75126904        AIO_III      4.000000 %
X_IO     N/A                     #####     0.00000000         ######        #######          #######        X_IO         0.000000 %
---------------------------------------------------------------------------------------------------------  ------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                    --------------------------------------------------
                                  RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                        Email: ryan.m.vaughn@jpmchase.com
                    --------------------------------------------------

Sec. 7.09(ii)           Distributions Allocable to Principal
                        Group I
                        Scheduled Monthly Payments                                                 218,618.68
                        Curtailments                                                               148,041.95
                        Prepayments in Full                                                      6,514,030.53
                        Loans Repurchased by Seller                                                      0.00
                        Substitution Amounts                                                             0.00
                        Net Liquidation Proceeds                                                         0.00

                        Group II
                        Scheduled Monthly Payments                                                  70,012.20
                        Curtailments                                                                 2,922.17
                        Prepayments in Full                                                      5,281,692.77
                        Loans Repurchased by Seller                                                      0.00
                        Substitution Amounts                                                             0.00
                        Net Liquidation Proceeds                                                    46,084.59

                        Group III
                        Scheduled Monthly Payments                                                  69,145.33
                        Curtailments                                                                 6,740.27
                        Prepayments in Full                                                      5,306,754.43
                        Loans Repurchased by Seller                                                      0.00
                        Substitution Amounts                                                             0.00
                        Net Liquidation Proceeds                                                    13,203.70

                        Subordination Increase Amount                                               99,735.48
                        Excess Overcollateralization Amount                                              0.00

Sec. 7.09(iv)           Class Interest Carryover Shortfall
                        Class AF-1                                                                       0.00
                        Class AF-2                                                                       0.00
                        Class AF-3                                                                       0.00
                        Class AF-4                                                                       0.00
                        Class AF-5                                                                       0.00
                        Class AF-6                                                                       0.00
                        Class AV-1                                                                       0.00
                        Class AV-2                                                                       0.00
                        Class M-1                                                                        0.00
                        Class M-2                                                                        0.00
                        Class M-3                                                                        0.00
                        Class B                                                                          0.00

Sec. 7.09(v)            Class Principal Carryover Shortfall
                        Subordinate Certificates
                        Class M-1                                                                        0.00
                        Class M-2                                                                        0.00
                        Class M-3                                                                        0.00
                        Class B                                                                          0.00

Sec. 7.09(vi)           Aggregate Loan Balance of Each Group
                        Group I Beginning Aggregate Loan Balance                               171,654,629.72
                        Group I Ending Aggregate Loan Balance                                  164,773,938.56

                        Group II Beginning Aggregate Loan Balance                              113,788,820.08
                        Group II Ending Aggregate Loan Balance                                 108,315,617.34

                        Group III Beginning Aggregate Loan Balance                             109,318,982.87
                        Group III Ending Aggregate Loan Balance                                103,895,894.68
Sec. 7.09(vii)          Overcollateralization
                        Total Overcollateralization Amount                                      15,000,048.18
                        Total Required Overcollateralization Amount                             15,000,048.18

Sec. 7.09(viii)         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)           Substitution Amounts
                        Group I                                                                         0.00
                        Group II                                                                        0.00
                        Group III                                                                       0.00

Sec. 7.09(ix)           Loan Purchase Price Amounts
                        Group I                                                                         0.00
                        Group II                                                                        0.00
                        Group III                                                                       0.00

Sec. 7.09(x)            Weighted Average Net Coupon Rate
                        Group I                                                                     8.1653 %
                        Group II                                                                    7.9998 %
                        Group III                                                                   8.1740 %

Sec. 7.09(xi)           Monthly Remittance Amount
                        Group I                                                                 8,049,036.41
                        Group II                                                                6,160,089.20
                        Group III                                                               6,140,821.75

Sec. 7.09(xi)           Weighted Average Gross Margin
                        Group II Loans                                                              8.3095 %
                        Group III Loans                                                             8.3640 %
Sec. 7.09(xiv)          Largest Loan Balance
                        Group I                                                                   584,732.83
                        Group II                                                                  350,362.38
                        Group III                                                                 544,912.94

Sec. 7.09(xv)           Basic Principal Amount
                        Group I                                                                 6,880,691.16
                        Group II                                                                5,400,711.73
                        Group III                                                               5,395,843.73

Sec. 7.09(xvi)          Net Wac Cap Carryover Paid
                        Group I                                                                         0.00
                        Group II                                                                        0.00
                        Group III                                                                       0.00
                        Subordinate                                                                     0.00

Sec. 7.09(xvi)          Remaining Net Wac Cap Carryover
                        Group I                                                                         0.00
                        Group II                                                                        0.00
                        Group III                                                                       0.00
                        Subordinate                                                                     0.00

Sec. 7.09(xviii)        Net Wac Cap
                        Group I Net WAC Cap                                                           6.77 %
                        Group II Net WAC Cap                                                          6.82 %
                        Group III Net WAC Cap                                                         6.95 %
                        Subordinate Net WAC Cap                                                       6.87 %

Sec. 7.09(xix)          Applied Realized Loss Amounts
                        Subordinate Certificates
                        Class M-1                                                                       0.00
                        Class M-2                                                                       0.00
                        Class M-3                                                                       0.00
                        Class B                                                                         0.00

Sec. 7.09(xx)           Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)         Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                               Group 1
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     68             3,694,106.19                  2.24
                                              60-89 days                     11               438,322.37                  0.27
                                              90+days                        12               611,772.46                  0.37
                                              Total                      91                 4,744,201.02                  2.88
                                               Group 2
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     46             4,171,475.16                  3.85
                                              60-89 days                     20             1,360,369.28                  1.26
                                              90+days                         7               617,503.01                  0.57
                                              Total                      73                 6,149,347.45                  5.68
                                               Group 3
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                     50             4,837,956.68                  4.66
                                              60-89 days                     14             1,078,781.44                  1.04
                                              90+days                         8               654,802.54                  0.63
                                               Total                         72             6,571,540.66                  6.33
                                               Group Totals
                                                                                         Principal
                                               Period                Number                Balance              Percentage
                                              30-59 days                    164            12,703,538.03                  3.37
                                              60-89 days                     45             2,877,473.09                  0.76
                                              90+days                        27             1,884,078.01                  0.50
                                               Total                        236            17,465,089.13                  4.63

Sec. 7.09(b)(ii)        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        34            1,883,558.17                  1.14 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        25            2,103,403.89                  1.94 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                        20            1,560,417.61                  1.50 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        79            5,547,379.67                  1.47 %

Sec. 7.09(b)(iii)       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy


                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        34            1,851,458.39                  1.12 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        20            1,659,369.98                  1.53 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                        24            2,247,471.71                  2.16 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        78            5,758,300.08                  1.53 %

Sec. 7.09(b)(iii)       Balloon Loans
                        Number of Balloon Loans                                                   82.00
                        Balance of Balloon Loans                                           5,194,321.64

Sec. 7.09(b)(iv)        Number and Aggregate Principal Amounts of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                        20            1,468,690.02                  0.89 %
                                               Group 2
                                                                    Principal
                                               Number               Balance                Percentage
                                                        13            1,122,565.68                  1.04 %
                                               Group 3
                                                                    Principal
                                               Number               Balance                Percentage
                                                         5              588,031.13                  0.57 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance                Percentage
                                                        38            3,179,286.83                  0.84 %

Sec. 7.09(b)(v)         Book Value of REO Loans
                        Group I                                                                                   1,475,964.05
                        Group II                                                                                  1,126,067.00
                        Group III                                                                                   589,906.00

Sec. 7.09(b)(vi)        Realized Losses
                        Group I:
                        Monthly Realized Losses                                                                           0.00
                        Cumulative Realized Losses                                                                   55,633.61
                        Group II:
                        Monthly Realized Losses                                                                      72,491.01
                        Cumulative Realized Losses                                                                  132,000.88
                        Group III:
                        Monthly Realized Losses                                                                      27,244.46
                        Cumulative Realized Losses                                                                  106,370.64

Sec. 7.09(b)(vii)       Net Liquidation Proceeds
                        Group I                                                                                           0.00
                        Group II                                                                                     46,084.59
                        Group III                                                                                    13,203.70

Sec. 7.09(b)(viii)      60+ Delinquency Percentage (Rolling Three Month)                                              3.2061 %

Sec. 7.09(b)(ix)        Cumulative Loss Percentage                                                                      0.05 %
                        Cumulative Realized Losses Since Cut-Off Date                                               294,005.13
                        Aggregate Loan Balance as of the Cut-Off Date                                           600,001,927.13

Sec. 7.09(b)(x)         Has a Trigger Event Occurred?                                                                       NO

                        1-Month LIBOR for Current Distribution Date                                                  1.10000 %


